SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 15, 2004
                ________________________________________________
                Date of Report (Date of earliest event reported)


                         21ST CENTURY TECHNOLOGIES, INC.
             ______________________________________________________

             (Exact name of registrant as specified in its charter)


           Nevada                   000-29209                    48-1110566
________________________________________________________________________________
(State or other jurisdiction       (Commission                 (I.R.S Employer
     of incorporation)             File Number)              Identification No.)


                            2700 W. Sahara Boulevard
                                    Suite 440
                                Las Vegas, Nevada
                                      89102
          ____________________________________________________________
          (Address of principal executive offices, including zip code)


                                 (702) 248-1588
               __________________________________________________
               Registrant's telephone number, including area code

ITEM 5.  OTHER EVENTS.

The U.S. Nuclear Regulatory Commission has proposed that 21st Century Technologies, Inc. be fined $6,000.00 for two violations of NRC requirements. The fine arises out of the NRC's findings that 21st Century Technologies, Inc. distributed unapproved products which were not part of the license granted by the NRC to 21st in connection with tritium-bearing gunsights. Full detail concerning this matter may be found at the NRC's electronic reading room at http://www.nrc.gov/reading-rm/adams.html. Telephone contact to the NRC Public Document Room may be made at 301.415.4737 or 800.397.4209. The company has 30 days from April 15, 2004 to either pay the fine or protest its imposition.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        21st CENTURY TECHNOLOGIES, INC.
                                                 (Registrant)



Dated:  April 19, 2004                  By: /s/ ARLAND D. DUNN
                                             _________________________
                                             Arland D. Dunn
                                             Chairman, President and CEO